UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39158	65-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 12, 2024, on July 11, 2024, AppTech Payments Corp. (the “Company”) closed a private placement offering (the “Offering”) of One Million One Hundred Thousand Dollars ($1,100,000.00) in principal amount of the Company’s 6% convertible debenture (the “Debenture”) and a warrant (the “Warrant”) to purchase up to 750,000 shares of the Company’s common stock (the “Warrant Shares”) to a certain investor (the “Purchaser”). The Warrant expires five years from its date of issuance and is exercisable at any time, at the option of the holder, at an exercise price equal to $1.16 (the “Exercise Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events and in the event the Company, at any time while the Warrant is outstanding, issues, sells or grants any option to purchase, or sells or grants any right to reprice, or otherwise disposes of, or issues common stock or other securities convertible into, exercisable for, or otherwise entitle any person the right to acquire, shares of common stock, at an effective price per share that is lower than the then Exercise Price. In the event of any such anti-dilutive event, the Exercise Price shall be reduced at the option of the holder to such lower effective price of the dilutive event. The Warrant Shares were registered under the Securities Act of 1933 pursuant to the registration statement on Form S-1 (File No. 333-281409), which was declared effective by the SEC on August 22, 2024. In connection with a certain inducement transaction between the Company and a third party, as previously disclosed on a Form 8-K filed with the SEC on August 29, 2024, the Exercise Price of the Warrant was reduced to $0.70 per share. Effective as of August 29, 2024, the Warrant was exercised cashless pursuant to the terms of the Warrant, resulting in the issuance of 521,739 freely tradeable shares of the Company’s common stock.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: September 12, 2024	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

3